UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005 (February 14, 2005)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2004, National Health Investors, Inc. issued a press release announcing its 2004 year end results. A copy of the press release is filed an Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: February 15, 2005

Exhibit Index

Number	Exhibit
99	Press release, dated February 14, 2005

EXHIBIT 99

For Release: February 14, 2005

Contact: Gerald Coggin, SVP of Investor Relations

Phone: (615) 890-9100

NHI reports 2004 year end results

MURFREESBORO, Tenn. -National Health Investors, Inc., (NYSE:NHI) announced income from continuing operations for the year ended December 31, 2004 of $55,082,000 or $2.00 per basic and $1.99 per diluted share of common stock compared to $43,290,000, or $1.56 per basic and $1.55 per diluted share of common stock for 2003.

Net income for the year ended December 31, 2004 was $56,379,000 or $2.05 per common share, basic and $2.03 per common share, diluted, compared to net income of $43,808,000 or $1.58 per common share, basic and $1.57 per common share, diluted for 2003.

Funds from operations ("FFO") for the year ended December 31, 2004 was $66,502,000, or $2.44 per basic and $66,622,000, or $2.42 per diluted share of common stock compared to $53,110,000, or $1.99 per basic and $53,259,000, or $1.97 per diluted share in 2003.

Income from continuing operations for the fourth quarter ended December 31, 2004 was $18,597,000, or 68 cents per basic and 67 cents per diluted share of common stock compared to $9,846,000, or 35 cents per basic and diluted share of common stock for the same period in 2003.

Net income for the fourth quarter ended December 31, 2004 was $18,951,000 or 69 cents per common share, basic and 68 cents per common share, diluted, compared to net income of $9,817,000 or 35 cents per basic and diluted share of common stock for the same period in 2003.

For the fourth quarter ended December 31, 2004, FFO was $21,878,000 or 80 cents per basic and $21,907,000 or 79 cents per diluted share of common stock compared to $12,495,000 or 47 cents per basic and $12,529,000 or 46 cents per diluted share for the same period in 2003.

Net income for the year was positively impacted by recoveries of prior year writedowns, net gains on the sales of real estate, income from the early payoff of loans and improved profitability of operated facilities. Our balance sheet continues to be one of the strongest in the industry with cash and marketable securities exceeding total debt by $34.7 million.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

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Page 2 NHI's year end results

Condensed Statements of Income
(in thousands, except share and per share amounts)
Three Months Ended Dec. 31	Year Ended December 31
	2004	2003	2004	2003
Revenues:
Mortgage interest income	$4,166	$6,151	$18,116	$21,046
Rental income	11,519	11,840	48,004	55,863
Facility operating revenues	26,429	20,335	89,439	79,272
	$42,114	$38,326	$155,559	$156,181
Expenses:
Interest expense	$3,131	$3,239	$12,439	$13,840
Depreciation	3,912	3,777	14,385	15,007
Amortization of loan costs	37	37	148	297
Legal expense	177	286	1,292	729
Franchise and excise taxes	69	20	284	548
General and administrative	619	1,021	3,492	3,135
Loan, remic, realty, and security
losses (recoveries)	(2,000)	2,234	(2,896)	9,134
Facility operating expenses	22,745	19,210	83,027	76,132
	$28,690	$29,824	$112,171	$118,822

Income Before Non-Operating Income	$13,424	$8,502	$43,388	$37,359
Non-operating income (investment
Interest and other)	5,173	1,344	11,694	5,931
Income From Continuing Operations	$18,597	$9,846	$55,082	$43,290

Discontinued operations
Operating (loss) income-discontinued	63	(29)	(246)	(1,017)
Net gain on sales of real estate	291	---	1,543	1,535
	$354	$(29)	$1,297	$518

Net income	$18,951	$9,817	$56,379	$43,808
Dividends to preferred stockholders	---	397	514	1,589
Net income applicable to common stock	$18,951	$9,420	$55,865	$42,219

Income from continuing operations per common share:
Basic	$.68	$.35	$2.00	$1.56
Diluted	$.67	$.35	$1.99	$1.55

Discontinued operations per common share:
Basic	$.01	$	---	$.05	$.02
Diluted	$.01	$	---	$.04	$.02

Net income per common share:
Basic	$.69		$.35	$2.05	$1.58
Diluted	$.68		$.35	$2.03	$1.57

Funds from operations
Basic	$21,878		$12,495	$66,502	$53,110
Diluted	$21,907		$12,529	$66,622	$53,259

Funds from operations per common share
Basic	$.80	$.47	$2.44	$1.99
Diluted	$.79	$.46	$2.42	$1.97

Weighted average common shares outstanding:
Basic	27,494,101	26,766,300	27,257,826	26,727,814
Diluted	27,750,938	27,026,532	27,531,084	26,985,571

Dividends declared per common share	$.575	$.50	$1.85	$1.70

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Page 3 NHI's year end results

Balance Sheet Data
(in thousands)
	December 31	December 31
	2004	2003
Real estate properties, net	$278,170	$289,465
Mortgages receivable, net	112,072	149,892
Preferred stock investment	38,132	38,132
REMIC investments	---	16,043
Cash and marketable securities	190,313	120,522
Debt and credit facilities	154,432	162,100
Convertible debt	1,116	1,351
Stockholders' equity	425,539	409,644

Reconciliation of Funds From Operations (1)(2)

The following table reconciles net income to funds from operations applicable to common stockholders:

(in thousands, except share and per share amounts)

Three Months Ended Dec. 31	Year Ended Dec. 31
	2004	2003	2004	2003
Net income	$18,951	$9,817	$56,379	$43,808
Dividends to preferred stockholders	---	(397)	(514)	(1,589)
Net income applicable to common stockholders	18,951	9,420	55,865	42,219
Elimination of non-cash items in net income:
Real estate depreciation	3,216	3,070	12,112	12,249
Real estate depreciation in discontinued
operations	2	5	68	177
Gain on sale of real estate	(291)	---	(1,543)	(1,535)
Basic funds from operations applicable
to common stockholders	21,878	12,495	66,502	53,110

Interest on convertible subordinated
debentures	29	34	120	149

Diluted funds from operations applicable
to common stockholders	$21,907	$12,529	$66,622	$53,259

Basic funds from operations per share	$.80	$.47	$2.44	$1.99
Diluted funds from operations per share	$.79	$.46	$2.42	$1.97

Shares for basic funds from operations per share	27,494,101	26,766,300	27,257,826	26,727,814
Shares for diluted funds from operations per share	27,750,938	27,026,532	27,531,084	26,985,571

(1) Management believes that funds from operations (FFO) is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that used historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

(2) We have complied with the SEC's interpretation that recurring impairments taken on real property may not be added back to net income in the calculation of FFO. The SEC's position is that recurring impairments on real property are not an appropriate adjustment.

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Page 4 NHI's year end results

National Health Investors, Inc. Portfolio Summary December 31, 2004

Portfolio Statistics	Investment
	Properties	Investment	Percentage
Equity Ownership	94	278,170,000	71%
Mortgage Loan Receivables	58	112,072,000	29%
Total Real Estate Portfolio	152	390,2420,000	100%

Equity Ownership	Properties	Beds	Investments
Nursing Homes	68	9,183	$ 178,438,000
Assisted Living	16	1,350	70,503,000
Medical Office Buildings	4	124,427 sq.ft.	10,861,000
Retirement Homes	5	517	10,752,000
Hospitals	1	55	7,616,000
	94		$ 278,170,000

Mortgage Loan Receivables	Properties	Beds	Investments

Nursing Homes	39	4,587	$ 100,041,000
Assisted Living	1	90	5,548,000
Retirement Homes	1	60	2,052,000
Developmentally Disabled	17	108	4,431,000
	58		$ 112,072,000
Total Mortgage Portfolio	152		$ 390,242,000

Summary of Facilities by Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	107	71.36%	$ 278,479,000
Assisted Living	17	19.49%	76,051,000
Medical Office Buildings	4	2.78%	10,861,000
Retirement Homes	6	3.28%	12,804,000
Hospitals	1	1.95%	7,616,000
Developmentally Disabled	17	1.14%	4,431,000
	152	100.00%	$ 390,242,000

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Page 5 NHI's year end results

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars
Public	72	31.04%	$ 121,115,000
Regional	75	66.12%	258,024,000
Small Operator	5	2.85%	11,103,000
	152	100.00%	$ 390,242,000

Public Operators	Percent	Percentage
	Of Public	Of Total	Dollar
	Operators	Portfolio	Amount
National HealthCare Corp.	45.57%	14.14%	55,198,000
National Health Investors, Inc.	16.64%	5.16%	20,149,000
Community Health Systems, Inc.	11.61%	3.60%	14,061,000
Sunrise Senior Living Services	11.32%	3.51%	13,710,000
Sun Healthcare	7.55%	2.34%	9,150,000
Res-Care, Inc.	3.66%	1.14%	4,431,000
HCA-The Healthcare Company	3.65%	1.13%	4,416,000
	100%	31.04%	121,115,000

Summary of Facilities by State December 31, 2004
										Percent of
			Acute		Dev.	Asst.	Retire-		Current	Total
		LTC	Care	MOB	Disab.	Living	ment	Total	Amount	Portfolio
1	Florida	17		1	14	6		38	104,744,000	26.84%
2	Texas	25		2		1	1	29	89,129,000	22.84%
3	Tennessee	21			3	3	2	29	37,300,000	9.56%
4	Missouri	9					1	10	26,646,000	6.83%
5	New Jersey	2				1		3	26,065,000	6.68%
6	Arizona	1				4		5	19,022,000	4.87%
7	Virginia	1						1	1,426,000	0.37%
8	Georgia	7						7	16,996,000	4.36%
9	New Hampshire	3					1	4	15,487,000	3.97%
10	Massachusetts	4						4	11,421,000	2.93%
11	Kansas	7						7	11,198,000	2.87%
12	Kentucky	3	1					4	9,306,000	2.38%
13	South Carolina	3				1		4	8,190,000	2.10%
14	Idaho	1					1	2	5,536,000	1.42%
15	Alabama	2						2	2,322,000	0.60%
16	North Carolina	0				1		1	1,947,000	0.50%
17	Illinois	0		1				1	1,582,000	0.41%
18	Wisconsin	1						1	1,925,000	0.49%
		107	1	4	17	17	6	152	390,242,000	100.00%